UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2015

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Management Discussion and Performance Summaries	6

Schedules of Investments	22

Financial Statements	27

Financial Highlights	30

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	49

Other Information	50

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus and the Prospectuses of the Underlying Funds.

The Goldman Sachs Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who want current income. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio will invest approximately 10% of its total assets in the Goldman Sachs Tactical Tilt Implementation Fund. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

The Portfolio is subject to the risk factors of the Underlying Funds in direct proportion to its investments in those Underlying Funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, as well as the allocation among those Underlying Funds by the Investment Adviser. An Underlying Fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the Underlying Funds in which the Portfolio invests, and the size of the investments in the Underlying Funds, may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds. Certain shareholders, including clients or affiliates of the Investment Adviser, may from time to time own or control a significant percentage of the Portfolio’s shares. Redemptions by these shareholders of their shares of the Portfolio may impact the Portfolio’s liquidity and net asset value.

The Goldman Sachs Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio will also invest directly in other securities, including exchange-traded funds, which may be denominated in currencies other than the U.S. dollar. The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio expects to invest primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Tax-Managed Equity and Goldman Sachs International Tax-Managed Equity Funds. In addition, the Portfolio invest approximately 10% of its total assets in the Goldman Sachs Tactical Tilt Implementation Fund. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss. The Portfolio strives to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders.

The Portfolio is subject to the risk factors of the Underlying Funds in direct proportion to its investments in those Underlying Funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, as well as the allocation among those Underlying Funds by the Investment Adviser. An Underlying Fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the Underlying Funds in which the Portfolio invests, and the size of the investments in the Underlying Funds, may change. Because the Portfolio is subject to the Underlying Fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds. Certain shareholders, including clients or affiliates of the Investment Adviser, may from time to time own or control a significant percentage of the Portfolio’s shares. Redemptions by these shareholders of their shares of the Portfolio may impact the Portfolio’s liquidity and net asset value.

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the 12 months ended August 31, 2015 (the “Reporting Period”), the global equity and fixed income markets grew increasingly volatile, due in part to economic conditions, monetary policies of central banks and falling oil prices.

U.S. Equity Markets

Overall, U.S. equities struggled during the Reporting Period amidst heightened volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 0.48%. The Russell 3000® Index generated a return of 0.36%.

The S&P 500 Index began the Reporting Period with relatively strong performance into the end of 2014, a year marked by more economic improvement in the U.S. than in most developed markets as well as by strong merger and acquisition (“M&A”) activity. M&A activity remained robust, particularly in the information technology and health care sectors. Indeed, strong earnings results and M&A activity led the health care sector to notably outperform during the Reporting Period.

U.S. economic data gradually improved through the Reporting Period overall. First quarter 2015 Gross Domestic Product (“GDP”) growth came in weaker than consensus expectations, but many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. The U.S. economy expanded at a 3.7% rate in the second quarter of 2015, sharply higher than the initial estimate of 2.3% growth. Importantly, unemployment steadily fell to a low of 5.3%, and the housing market improved. Consumer spending was slightly softer than consensus expectations early in the Reporting Period, but gained momentum with good retail sales growth through the spring of 2015, seemingly reflecting a broadening out of spending. The consumer discretionary sector was the second best performer within the S&P 500 Index during the Reporting Period, significantly outperforming the broad market average.

Global equity market volatility, however, heated up during the summer of 2015, impacting U.S. equity market performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese

MARKET REVIEW

economic data and the devaluation of its yuan weighed on stock markets globally. Slower economic growth in China also led to concerns regarding demand for many commodities, including oil. The West Texas Intermediate crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel and then falling back again to less than $40 per barrel during the summer of 2015. As a result, the energy sector of the S&P 500 Index declined precipitously during the Reporting Period. Other commodity prices also weakened, which pressured materials stocks, too, the second worst performing sector in the S&P 500 Index during the Reporting Period.

Throughout the Reporting Period, U.S. equity markets also focused on the timing of the first interest rate increase by the Federal Reserve (the “Fed”) since 2006. While early expectations had been for a June 2015 rate hike, the significant market volatility and uncertainty in the global markets pushed expectations toward September or December 2015. Still, the U.S. dollar strengthened against many currencies in advance of any rate hike.

For the Reporting Period overall, large-cap companies performed best, but only modestly ahead of both mid-cap and small-cap companies. Growth stocks substantially outpaced value stocks across the capitalization spectrum of the U.S. equity market. In fact, growth stocks as a whole posted solid positive returns, while value stocks overall generated negative returns. (All as measured by Russell Investments indices.)

International Equity Markets

The MSCI EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) returned -7.46% during the Reporting Period, with central bank policy, currency movements and the sharp decline in oil prices some of the biggest themes.

During the Reporting Period, the European Central Bank (“ECB”) and the Bank of Japan employed easy monetary policies in an effort to stimulate economic growth. With interest rates near zero in both regions, the euro and the Japanese yen fell against the U.S. dollar, helping boost exports — an important source of revenue for European and Japanese companies. In March 2015, the euro sank to a 12-year low against the U.S. dollar, though it rebounded slightly through the remainder of the Reporting Period. The impact of the weaker euro was noticeable in European corporate earnings reports, many of which were better than consensus expectations. Japanese companies also began to benefit from the weak yen. European and Japanese equity performance was strong, reflecting the positive impact of currency weakness on corporate earnings growth and optimism that central bank monetary stimulus would stave off deflation and promote economic growth. That said, weak currencies reduced equity returns expressed in U.S. dollars.

Global equity market volatility increased during the summer of 2015, dampening international equity market performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its yuan weighed on stock markets globally. Slower economic growth in China also led to concerns regarding demand for many commodities, including oil. The Brent crude oil benchmark price fell steadily from a high of $115 per barrel in June 2014 to a low of $47 a barrel in January 2015 before rebounding to more than $65 a barrel at the beginning of May 2015 and then falling back again to less than $45 a barrel during the summer of 2015. As a result, the energy sector of the MSCI EAFE Index declined steeply during the Reporting Period. Other commodity prices also weakened, pressuring materials stocks.

MARKET REVIEW

M&A activity remained robust, particularly in the information technology and health care sectors. Strong earnings results and M&A activity led to the notable outperformance of the health care sector during the Reporting Period.

Fixed Income Markets

In September 2014, when the Reporting Period began, spread, or non-U.S. Treasury, sectors generated mixed results amid increased market volatility. Intermediate-term U.S. Treasury yields edged up as U.S. economic data remained positive. Meanwhile, Eurozone economic growth data generally disappointed as manufacturing and core inflation readings moved lower. Early in the month, the ECB cut rates to record lows and announced plans to start purchasing asset-backed securities and covered bonds. The U.S. dollar appreciated relative to other world currencies, raising market concerns about the potential negative impact on corporate credit given that U.S. dollar strength might place downward pressure on foreign demand.

Spread sector weakness persisted into the fourth quarter of 2014, as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, the theme of economic divergence dominated. In the U.S., economic conditions improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Meanwhile, soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks.

During the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks also easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015 policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near quarter-end, Eurozone finance ministers agreed to a four-month extension of the then-current Greek bailout package, buying time but leaving unresolved the question of how Greece would fund debt repayments during July and August 2015.

During the second calendar quarter, the performance of spread sectors was mixed. High yield corporate bonds and emerging markets debt posted strong positive returns, while investment grade corporate bonds lagged. U.S. Treasury yields rose amid significant volatility in May and early June 2015, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. GDP was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat in the second calendar quarter to the seemingly intractable challenges surrounding Greece.

Spread sectors generally underperformed during July 2015 amid increased volatility, declining oil prices and persistent concerns about China’s equity markets. The Fed left interest rates unchanged but upgraded its assessment of the U.S. economy, citing improvement in the housing and labor markets. The Greek parliament passed the fiscal reforms requested by European creditors as part of a bailout agreement. The U.S. dollar appreciated, rising versus many other currencies on increased sentiment the Fed would raise rates some time in 2015.

In August 2015, spread sector performance was weak on heightened volatility sparked by events in China. After U.S. financial conditions tightened following a sharp selloff in the U.S.

MARKET REVIEW

equity market, market participants appeared to believe the Fed might delay a rate hike and U.S. economic growth could be pressured in the near term. The U.S. dollar depreciated, falling versus many other currencies on renewed uncertainty about whether the Fed was still on track to raise interest rates in 2015.

For the Reporting Period overall, asset-backed securities outperformed U.S. Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while agencies, investment grade corporate bonds, emerging markets debt and high yield corporate bonds lagged. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 12 basis points during the Reporting Period to 2.22%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we believed global economic growth was on a positive trajectory, though the pace had slowed. Gas prices, we believed, were likely to remain low given our expectation that oil prices were unlikely to move much higher for some time. Meanwhile, as the Fed and the U.K. central bank seemingly edged closer to rate hikes, the other largest economies remained heavily committed to stimulus.

In the U.S., at the end of the Reporting Period, economic growth seemed to be picking up and inflation to be trending slightly higher, potentially setting the stage for a Fed rate hike in 2015. Unemployment was at the lowest level since the 2008-9 financial crisis, and the housing market had continued to recover. The U.S. savings rate was at recent high levels, which may, in our view, lead to increased consumer spending. At the same time, however, we believe the decline in energy prices could lead to some downward revisions to earnings expectations for energy companies in the near term. We expect U.S. interest rates to rise relative to those of core European economies and the U.S. dollar to strengthen overall versus other developed markets currencies.

In Europe, at the end of the Reporting Period, the ECB’s quantitative easing program had already had a positive impact on the Eurozone’s economic recovery and its stock markets. While the outlook for corporate earnings was strong, we believe European stocks may face some near-term headwinds following the strong rally earlier in 2015. Nevertheless, we believe European equities could outperform over the course of the calendar year. Although the situation in Greece stabilized somewhat during the summer of 2015, fears of contagion to Europe’s periphery seem likely to keep Europe’s financial markets volatile. In our view, the ECB could take action if bond yields in the periphery rise dramatically. Other countries in the European Union are scheduled to hold elections in 2015, which may also contribute to volatility, particularly given rising populist sentiment in a number of countries.

In Japan, heavy stimulus and a weak yen appear to be helping the economy to recover slowly, although inflation is proving harder than expected to stimulate, and we anticipate it will fall short of the Bank of Japan’s 2% target in the near term. At the same time, unemployment in Japan hit an all-time low of 3.3%, which has started to put upward pressure on wages. We believe these trends will be positive for domestic consumption. Japanese corporate earnings were near record highs at the end of the Reporting Period due, in our view, to the combination of a weak yen, reduced cost structures and an increased focus from companies on profitability and shareholder returns.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of -4.82% and -4.29%, respectively. These returns compare to the -5.34% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated average annual total returns of 1.56% and -6.10% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	Were there any changes to the Portfolio during the Reporting Period?

A	Effective March 31, 2015, we began implementing our tactical asset allocation decisions through an investment in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”). The Portfolio’s investment in the Underlying Tactical Fund did not change its strategic allocations.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	While the Portfolio’s absolute returns were disappointing, the Portfolio benefited on a relative basis from its tactical asset allocation decisions as well as from its strategic weightings during the Reporting Period. Overall, the performance of the Underlying Funds did not have a meaningful impact on the Portfolio’s results versus the EDGE Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and seek to temporarily change the Portfolio’s allocations in an attempt to enhance performance. Our tactical asset allocation decisions (“tactical tilts”) added to the Fund’s returns during the Reporting Period overall.

During September 2014, we reduced the size of the Portfolio’s tactical tilt to Spanish equities (expressed through investments in equity index futures) because of the risk of slowing Eurozone economic growth and the rapid appreciation of Spanish equities. We adopted a short position in the Japanese yen versus the U.S. dollar due to divergence in global monetary policies and what we considered Japan’s unsupportive current account surpluses. (In a short position, a security or currency is borrowed and then sold in the financial markets with the expectation that the asset will drop in value.) We also eliminated the Portfolio’s long position in the British pound versus the U.S. dollar on worries about possible depreciation resulting from the Scottish independence referendum. (In a long position, a security or currency is bought with the expectation the asset will increase in value.) In addition, we assumed a short position in the euro versus the U.S. dollar because of diverging global monetary policies and deteriorating cross-border Eurozone capital flows. Later in the month, as a result of stronger economic data in the U.S. relative to Japan and the Eurozone, we increased the size of the Portfolio’s short positions in the Japanese yen and the euro versus the U.S. dollar. To implement all these tactical currency tilts, we employed forward foreign currency

PORTFOLIO RESULTS

exchange contracts. We reduced the Portfolio’s allocation to investment grade fixed income to fund Portfolio positions adopted during September 2014.

In October 2014, we increased the size of the Portfolio’s tactical tilt to U.S. high yield corporate bonds (accomplished through an investment in the Goldman Sachs High Yield Fund). We also increased the size of the Portfolio’s tactical tilt to Spanish equities because of stronger market technicals (or supply/demand factors) and ongoing improvement in fundamentals. We funded both positions by reducing the Portfolio’s allocation to investment grade fixed income. Additionally, during October 2014, we eliminated the Portfolio’s overweight in U.S. technology stocks (which had been accomplished through an exchange-traded fund (“ETF”)) because recent strong performance had reduced the number of attractive investment opportunities, in our view. We also believed technology stocks were vulnerable to disappointing third calendar quarter earnings. In addition, the technology sector’s robust performance appeared to be driven by a concentrated group of stocks, which may not have been representative of the overall sector and therefore might not continue going forward. Later in October 2014, because we believed Spain’s economy was growing faster than France’s economy, we changed the funding source for the Portfolio’s tactical tilt to Spanish equities from investment grade fixed income to a short position in French equities. At the same time, in response to increased global risks such as the Ebola outbreak, we hedged our exposure to U.S. equities through the purchase of equity index put options. This position was funded out of investment grade fixed income. We increased the size of the Portfolio’s tactical tilt to U.S. high yield corporate bonds. Additionally, we reduced the size of the Portfolio’s tactical tilt to U.S. high yield bank loans (accomplished through an investment in the Goldman Sachs High Yield Floating Rate Fund). We added an overweight in Japanese stocks, accomplished by purchasing equity index futures, and funded the position by reducing the Portfolio’s overall allocation to non-U.S. developed markets stocks. We further increased the size of the Portfolio’s short position in the Japanese yen versus the U.S. dollar as the Bank of Japan enlarged its quantitative easing program and the Japanese Government Investment Pension Fund announced it would double the size of its public equity allocation. We allowed the Portfolio’s position in October 2014 S&P 500® Index put options to expire.

During November 2014, we increased the Portfolio’s overweight in Japanese stocks in response to monetary policy developments and the potential for large investment inflows. We funded this position by reducing the Portfolio’s overall allocation to developed markets equities. In addition, we sold Australian dollar put options as the Australian dollar fell 7% versus the U.S. dollar.

During December 2014, we shifted the Fund to a long position in the Indian rupee versus the U.S. dollar (accomplished through forward foreign currency exchange contracts) as India’s economic growth accelerated and in response to Prime Minister Narendra Modi’s agenda to implement incremental structural and fiscal reforms. The drop in oil prices also seemed likely to help India, which is a net importer of oil. In addition, we moved the Portfolio to a short position in the Australian dollar versus the U.S. dollar (accomplished through Australian dollar put options) given that the Australian economy faces multiple headwinds, including slowing economic growth in China, a significant drop in Australia’s commodity export prices (especially iron ore), a deceleration in mining investment and tighter fiscal policy. Both positions were funded by reducing the Portfolio’s allocation to investment grade fixed income. Additionally, we sold index put options on an energy ETF as energy stocks fell dramatically. We also increased the Portfolio’s short positions in the Japanese yen and the euro versus the U.S. dollar. The U.S. dollar had recently weakened, but we expected it to rebound and strengthen against both currencies, which is what occurred later in the Reporting Period.

In January 2015, we replaced a portion of the Portfolio’s investment in a U.S. bank ETF with an increased allocation to U.S. equities. In addition, as large-cap U.S. bank stocks underperformed during the month, we sold index put options on a U.S. bank ETF as a way of monetizing the higher volatility. We also replaced the Portfolio’s tactical tilt to Spanish stocks versus French stocks with a tactical tilt to European stocks (accomplished through equity index futures) versus U.S. fixed income. Although the merits of a tactical tilt to Spanish stocks versus French stocks remained, we saw a strong risk/reward opportunity in European equities as Eurozone growth prospects appeared to be broadly improving.

During February 2015, we eliminated the Portfolio’s tactical tilt to European stocks because of unfavorable market technicals and stagnant European corporate earnings.

PORTFOLIO RESULTS

During March 2015, we prepared to implement our tactical asset allocation decisions through the Portfolio’s Underlying Tactical Fund, which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, we began to invest in this Underlying Tactical Fund on March 31, 2015. We made this investment by reducing the Portfolio’s allocation to investment grade fixed income. Between March 31, 2015 and the end of the Reporting Period, we implemented our tactical asset allocation decisions through an investment in the Underlying Tactical Fund.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use seven Underlying Funds to implement our strategic asset allocation. Because of our tactical asset allocation decisions, the Portfolio was invested in six of these Underlying Funds during the Reporting Period. Five of these Underlying Funds outperformed their respective benchmark indices during the Reporting Period. (During the Reporting Period, the Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund.)

One of the Underlying Funds that outperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund — is one in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund, the Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund posted particularly strong gains during the Reporting Period, outperforming its benchmark index by more than 600 basis points. (A basis point is 1/100th of a percent.)

Another Underlying Fund in which the Portfolio invested a significant percentage of its equity allocation — the Goldman Sachs International Equity Dividend and Premium Fund — underperformed in relative terms.

The Portfolio’s Underlying Tactical Fund generated a solid gain, outperforming its benchmark index between March 31, 2015 and the end of the Reporting Period.

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Funds are likely to trail their respective benchmark indices. Although the Underlying Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

The U.S. equity market appreciated slightly during the Reporting Period, but the call writing strategy of the Goldman Sachs U.S. Equity Dividend and Premium Fund added to performance overall as call options were exercised. Although the international equity market declined during the Reporting Period, the call writing strategy of the Goldman Sachs International Equity Dividend and Premium Fund detracted from performance, as the U.S. dollar strengthened versus many international currencies and the premiums earned from call writing were offset by currency fluctuations in the Fund’s equity positions.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

The Portfolio used equity index futures and equity index options during the Reporting Period to implement our views on the U.S., Spanish, Italian, French, European, Japanese and emerging markets equity markets. The Portfolio employed put options to implement our views on the Australian dollar and forward foreign currency exchange contracts to obtain exposure to the British pound, Indian rupee, Australian dollar, euro and Japanese yen. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management

PORTFOLIO RESULTS

precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, we made changes within the Portfolio during the Reporting Period based on our views about near-term expected market returns and as we sought to enhance performance. During February 2015, to hedge the Portfolio’s international equities exposure, we implemented various currency hedges (accomplished through forward foreign currency exchange contracts) on the Portfolio’s exposure to developed markets currencies. This positioning slightly hurt performance during the Reporting Period overall. In addition, on March 31, 2015, we began implementing our tactical views through the Goldman Sachs Tactical Tilt Implementation Fund on March 31, 2015.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014– August 31, 2015	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	-4.82%	-5.34%	1.56%	-6.10%
Institutional	-4.29	-5.34	1.56	-6.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite Index is comprised of MSCI ACWI IMI (90%) and the Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite Index figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2015, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-3.99%	10.44%	4.68%	4/30/08
Institutional	1.91	12.15	5.94	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.57%
Institutional	1.04	1.17

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	-3.99%	10.44%	4.68%
Returns after taxes on distributions**	-5.18	9.53	3.95
Returns after taxes on distributions*** and sale of Portfolio shares	-1.40	8.30	3.67

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Enhanced Dividend Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	-4.82%	9.64%	4.53%
Including sales charges	-10.07%	8.41%	3.73%

Institutional Class (Commenced April 30, 2008)	-4.29%	10.10%	4.98%

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged Global Equity Portfolio

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated average annual total returns, without sales charges, of -4.39% and -3.96%, respectively. These returns compare to the -5.34% average annual total return of the Portfolio’s blended benchmark, the Goldman Sachs Tax-Advantaged Global Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated average annual total returns of 1.56% and -6.10% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	Were there any changes to the Portfolio during the Reporting Period?

A	Effective March 31, 2015, we began implementing our tactical asset allocation decisions through an investment in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”). The Portfolio’s investment in the Underlying Tactical Fund did not change its strategic allocations.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	While the Portfolio’s absolute returns were disappointing, the Portfolio benefited on a relative basis from its tactical asset allocation decisions as well as from its strategic weightings during the Reporting Period. Overall, the performance of the Underlying Funds added to the Portfolio’s results versus the TAG Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and seek to temporarily change the Portfolio’s allocations in an attempt to enhance performance. Our tactical asset allocation decisions (“tactical tilts”) added to the Fund’s returns during the Reporting Period overall.

During September 2014, we reduced the size of the Portfolio’s tactical tilt to Spanish equities (expressed through investments in equity index futures) because of the risk of slowing Eurozone economic growth and the rapid appreciation of Spanish equities. We adopted a short position in the Japanese yen versus the U.S. dollar due to divergence in global monetary policies and what we considered Japan’s unsupportive current account surpluses. (In a short position, a security or currency is borrowed and then sold in the financial markets with the expectation that the asset will drop in value.) We also eliminated the Portfolio’s long position in the British pound versus the U.S. dollar on worries about possible depreciation resulting from the Scottish independence referendum. (In a long position, a security or currency is bought with the expectation the asset will increase in value.) In addition, we assumed a short position in the euro versus the U.S. dollar because of diverging global monetary policies and deteriorating cross-border Eurozone capital flows. Later in the month, as a result of stronger economic data in the U.S. relative to Japan and the Eurozone, we increased the size of the Portfolio’s short positions in the Japanese yen and the euro versus the U.S. dollar. To implement all these tactical currency tilts, we employed

PORTFOLIO RESULTS

forward foreign currency exchange contracts. We reduced the Portfolio’s allocation to investment grade fixed income to fund Portfolio positions adopted during September 2014.

In October 2014, we increased the size of the Portfolio’s tactical tilt to U.S. high yield corporate bonds (accomplished through an investment in the Goldman Sachs High Yield Fund). We also increased the size of the Portfolio’s tactical tilt to Spanish equities because of stronger market technicals (or supply/demand factors) and ongoing improvement in fundamentals. We funded both positions by reducing the Portfolio’s allocation to investment grade fixed income. Additionally, during October 2014, we eliminated the Portfolio’s overweight in U.S. technology stocks (which had been accomplished through an exchange-traded fund (“ETF”)) because recent strong performance had reduced the number of attractive investment opportunities, in our view. We also believed technology stocks were vulnerable to disappointing third calendar quarter earnings. In addition, the technology sector’s robust performance appeared to be driven by a concentrated group of stocks, which may not have been representative of the overall sector and therefore might not continue going forward. Later in October 2014, because we believed Spain’s economy was growing faster than France’s economy, we changed the funding source for the Portfolio’s tactical tilt to Spanish equities from investment grade fixed income to a short position in French equities. At the same time, in response to increased global risks such as the Ebola outbreak, we hedged our exposure to U.S. equities through the purchase of equity index put options. This position was funded out of investment grade fixed income. We increased the size of the Portfolio’s tactical tilt to U.S. high yield corporate bonds. Additionally, we reduced the size of the Portfolio’s tactical tilt to U.S. high yield bank loans (accomplished through an investment in the Goldman Sachs High Yield Floating Rate Fund). We added an overweight in Japanese stocks, accomplished by purchasing equity index futures, and funded the position by reducing the Portfolio’s overall allocation to non-U.S. developed markets stocks. We further increased the size of the Portfolio’s short position in the Japanese yen versus the U.S. dollar as the Bank of Japan enlarged its quantitative easing program and the Japanese Government Investment Pension Fund announced it would double the size of its public equity allocation. We allowed the Portfolio’s position in October 2014 S&P 500® Index put options to expire.

During November 2014, we increased the Portfolio’s overweight in Japanese stocks in response to monetary policy developments and the potential for large investment inflows. We funded this position by reducing the Portfolio’s overall allocation to developed markets equities. In addition, we sold Australian dollar put options as the Australian dollar fell 7% versus the U.S. dollar.

During December 2014, we shifted the Fund to a long position in the Indian rupee versus the U.S. dollar (accomplished through forward foreign currency exchange contracts) as India’s economic growth accelerated and in response to Prime Minister Narendra Modi’s agenda to implement incremental structural and fiscal reforms. The drop in oil prices also seemed likely to help India, which is a net importer of oil. In addition, we moved the Portfolio to a short position in the Australian dollar versus the U.S. dollar (accomplished through Australian dollar put options) given that the Australian economy faces multiple headwinds, including slowing economic growth in China, a significant drop in Australia’s commodity export prices (especially iron ore), a deceleration in mining investment and tighter fiscal policy. Both positions were funded by reducing the Portfolio’s allocation to investment grade fixed income. Additionally, we sold index put options on an energy ETF as energy stocks fell dramatically. We also increased the Portfolio’s short positions in the Japanese yen and the euro versus the U.S. dollar. The U.S. dollar had recently weakened, but we expected it to rebound and strengthen against both currencies, which is what occurred later in the Reporting Period.

In January 2015, we replaced a portion of the Portfolio’s investment in a U.S. bank ETF with an increased allocation to U.S. equities. In addition, as large-cap U.S. bank stocks underperformed during the month, we sold index put options on a U.S. bank ETF as a way of monetizing the higher volatility. We also replaced the Portfolio’s tactical tilt to Spanish stocks versus French stocks with a tactical tilt to European stocks (accomplished through equity index futures)

PORTFOLIO RESULTS

versus U.S. fixed income. Although the merits of a tactical tilt to Spanish stocks versus French stocks remained, we saw a strong risk/reward opportunity in European equities as Eurozone growth prospects appeared to be broadly improving.

During February 2015, we eliminated the Portfolio’s tactical tilt to European stocks because of unfavorable market technicals and stagnant European corporate earnings.

During March 2015, we prepared to implement our tactical asset allocation decisions through the Portfolio’s Underlying Tactical Fund, which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, we began to invest in this Underlying Tactical Fund on March 31, 2015. We made this investment by reducing the Portfolio’s allocation to investment grade fixed income. Between March 31, 2015 and the end of the Reporting Period, we implemented our tactical asset allocation decisions through an investment in the Underlying Tactical Fund.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use six Underlying Funds to implement our strategic allocation decisions within the Portfolio. Because of our tactical asset allocation decisions, the Portfolio was invested in five of these Underlying Funds during the Reporting Period. Four of these Underlying Funds outperformed their respective benchmark indices during the Reporting Period. (During the Reporting Period, the Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund.)

One of the Underlying Funds that outperformed in relative terms — the Goldman Sachs International Tax-Managed Equity Fund — was one in which the Portfolio held its largest weightings. The Goldman Sachs Emerging Markets Equity Insights Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices. The Goldman Sachs Emerging Markets Equity Insights Fund posted particularly strong gains during the Reporting Period, outperforming its benchmark index by more than 600 basis points. (A basis point is 1/100th of a percent.)

The Goldman Sachs U.S. Tax-Managed Equity Fund — in which the Portfolio also holds its largest weightings — underperformed its benchmark index during the Reporting Period.

The Portfolio’s Underlying Tactical Fund generated a solid gain, outperforming its benchmark index between March 31, 2015 and the end of the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used equity index futures and equity index options during the Reporting Period to implement our views on the U.S., Spanish, Italian, French, European, Japanese and emerging markets equity markets. The Portfolio employed put options to implement our views on the Australian dollar and forward foreign currency exchange contracts to obtain exposure to the British pound, Indian rupee, Australian dollar, euro and Japanese yen. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, we made changes within the Portfolio during the Reporting Period based on our views about near-term expected market returns and as we sought to enhance performance. During February 2015, to hedge the Portfolio’s international equities exposure, we implemented various currency hedges (accomplished through forward foreign currency exchange contracts) on the Portfolio’s exposure to developed markets currencies. This positioning slightly hurt performance during the Reporting Period overall. In addition, on March 31, 2015, we began implementing our tactical views through the Goldman Sachs Tactical Tilt Implementation Fund on March 31, 2015.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014– August 31, 2015	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	-4.39%	-5.34%	1.56%	-6.10%
Institutional	-3.96	-5.34	1.56	-6.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite Index is comprised of the MSCI ACWI IMI (90%) and the Barclays U.S. Aggregate Bond Index (10%). The TAG Composite Index figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 28, 2015, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-3.83%	12.75%	5.25%	4/30/08
Institutional	2.24	14.49	6.52	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.43%	1.52%
Institutional	1.03	1.12

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/15[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Returns before taxes*	-3.83%	12.75%	5.25%
Returns after taxes on distributions**	-4.42	12.26	4.84
Returns after taxes on distributions*** and sale of Portfolio shares	-1.71	10.18	4.10

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on April 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Barclays U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Portfolio.

Tax-Advantaged Global Equity Portfolio’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from April 30, 2008 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced April 30, 2008)
Excluding sales charges	-4.39%	12.23%	5.13%
Including sales charges	-9.67%	10.96%	4.33%

Institutional Class (Commenced April 30, 2008)	-3.96%	12.68%	5.57%

MARKET REVIEW

Index Definitions

S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI® EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2015

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 98.8%
Equity – 98.8%
15,914,113	Goldman Sachs U.S. Equity Dividend and Premium Fund	$182,057,457
14,252,634	Goldman Sachs International Equity Dividend and Premium Fund	95,350,122
4,244,533	Goldman Sachs Tactical Tilt Implementation Fund	43,718,685
1,858,844	Goldman Sachs Small Cap Equity Insights Fund	35,522,511
3,820,695	Goldman Sachs Emerging Markets Equity Insights Fund	29,342,935
2,360,567	Goldman Sachs MLP Energy Infrastructure Fund	21,882,456
1,266,084	Goldman Sachs International Small Cap Insights Fund	12,939,383

		420,813,549

Fixed Income – 0.0%
17	Goldman Sachs High Yield Fund	113
3	Goldman Sachs High Yield Floating Rate Fund	28

		141

TOTAL INVESTMENTS – 98.8%
(Cost $391,496,349)		$420,813,690

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		5,111,102

NET ASSETS – 100.0%		$425,924,792

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2015, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	3,849,114	AUD	5,029,962	09/16/15	$3,577,029	$272,085
	USD	5,081,922	CHF	4,710,844	09/16/15	4,875,542	206,380
	USD	16,489,777	EUR	14,639,815	09/16/15	16,431,298	58,479
	USD	600,000	GBP	390,708	09/16/15	599,494	506
TOTAL							$537,450

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	10,292,902	GBP	6,728,706	09/16/15	$10,324,373	$(31,471)
	USD	12,136,260	JPY	1,506,145,828	09/16/15	12,425,729	(289,469)
TOTAL							$(320,940)

WRITTEN OPTIONS CONTRACTS — At August 31, 2015, the Portfolio did not have written options.

For the year ended August 31, 2015, the Portfolio had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding August 31, 2014	48	$137,656
Contracts written	6,676,784	552,487
Contracts terminated	(6,676,832)	(690,143)
Contracts Outstanding August 31, 2015	—	$—

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2015

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 98.9%
Equity – 98.9%
51,334,251	Goldman Sachs U.S. Tax-Managed Equity Fund	$869,088,871
44,130,015	Goldman Sachs International Tax-Managed Equity Fund	381,724,633
17,060,378	Goldman Sachs Tactical Tilt Implementation Fund	175,721,894
15,253,716	Goldman Sachs Emerging Markets Equity Insights Fund	117,148,536
9,410,939	Goldman Sachs MLP Energy Infrastructure Fund	87,239,406
5,080,561	Goldman Sachs International Small Cap Insights Fund	51,923,329

TOTAL INVESTMENTS – 98.9%
(Cost $1,488,813,310)		$1,682,846,669

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		18,921,890

NET ASSETS – 100.0%		$1,701,768,559

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2015, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	15,911,534	AUD	20,794,774	09/16/15	$14,788,086	$1,123,448
	USD	20,920,505	CHF	19,392,984	09/16/15	20,070,988	849,516
	USD	67,886,139	EUR	60,269,774	09/16/15	67,645,024	241,115
	USD	3,700,000	GBP	2,409,369	09/16/15	3,696,881	3,119
TOTAL							$2,217,198

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	41,098,405	GBP	26,866,970	09/16/15	$41,224,066	$(125,661)
	USD	50,040,849	JPY	6,210,238,810	09/16/15	51,234,575	(1,193,726)
TOTAL							$(1,319,387)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At August 31, 2015, the Portfolio did not have written options.

For the year ended August 31, 2015, the Portfolio had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding August 31, 2014	152	$435,914
Contracts written	24,027,374	2,012,002
Contracts terminated	(24,027,526)	(2,447,916)
Contracts Outstanding August 31, 2015	—	$—

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2015

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $391,496,349 and $1,488,813,310)	$420,813,690	$1,682,846,669
Cash	6,043,011	15,315,377
Foreign currencies, at value (cost $329,792 and $1,050,786)	335,722	1,069,681
Receivables:
Portfolio shares sold	1,315,585	4,588,902
Collateral on certain derivative contracts(a)	161,412	—
Reimbursement from investment adviser	56,341	32,679
Unrealized gain on forward foreign currency exchange contracts	537,450	2,217,198
Other assets	598	2,113
Total assets	429,263,809	1,706,072,619

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	320,940	1,319,387
Payables:
Investments purchased	2,639,669	852,306
Portfolio shares redeemed	274,048	1,342,823
Management fees	28,564	119,077
Distribution and Service fees and Transfer Agency fees	14,895	59,723
Collateral on certain derivative contracts(a)	—	570,000
Accrued expenses	60,901	40,744
Total liabilities	3,339,017	4,304,060

Net Assets:
Paid-in capital	392,402,665	1,503,908,186
Undistributed net investment income	5,147,238	12,872,010
Accumulated net realized loss	(1,164,892)	(9,961,702)
Net unrealized gain	29,539,781	194,950,065
NET ASSETS	$425,924,792	$1,701,768,559
Net Assets:
Class A	$1,729,006	$542,991
Institutional	424,195,786	1,701,225,568
Total Net Assets	$425,924,792	$1,701,768,559
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	161,668	43,147
Institutional	39,441,047	135,745,507
Net asset value, offering and redemption price per share:(b)
Class A	$10.69	$12.58
Institutional	10.76	12.53

(a)	Segregated for collateral on transactions as follows:

Portfolio	Forwards	Options
Enhanced Dividend Global Equity	$10,000	$151,412
Tax-Advantaged Global Equity	(570,000)	—

(b)	Maximum public offering price per share for Class A shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $11.31 and $13.31, respectively.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2015

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$8,219,754	$21,955,064
Dividends from Underlying Funds	103,880	351,520
Total investment income	8,323,634	22,306,584

Expenses:
Management fees	589,502	2,263,106
Transfer Agency fees(a)	158,631	604,050
Professional fees	101,559	94,542
Custody, accounting and administrative services	54,025	99,755
Printing and mailing costs	37,903	63,440
Registration fees	34,999	44,278
Trustee fees	27,415	30,581
Distribution and Service fees — Class A Shares	2,383	920
Other	15,766	30,285
Total expenses	1,022,183	3,230,957
Less — expense reductions	(344,789)	(685,543)
Net expenses	677,394	2,545,414
NET INVESTMENT INCOME	7,646,240	19,761,170

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	131,545	(7,819,518)
Investments	1,519,315	3,704,304
Futures contracts	1,649,737	5,793,875
Forward foreign currency exchange contracts	3,289,887	11,361,897
Foreign currency transactions	(231,105)	(845,751)
Written options	351,242	1,212,490
Capital gain distributions from Affiliated Underlying Funds	9,146,148	2,246,913
Net change in unrealized gain (loss) on:
Investments in Affiliated Underlying Funds	(39,373,009)	(101,307,406)
Investments	(2,327,278)	(6,460,416)
Futures contracts	(391,585)	(1,279,141)
Forward foreign currency exchange contracts	272,749	1,072,776
Foreign currency translation	18,730	57,364
Written options	(6,976)	(22,093)
Net realized and unrealized loss	(25,950,600)	(92,284,706)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,304,360)	$(72,523,536)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$1,811	$156,820
Tax-Advantaged Global Equity	699	603,351

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income	$7,646,240	$8,178,797	$19,761,170	$14,190,369
Net realized gain	15,856,769	14,399,259	15,654,210	29,671,336
Net change in unrealized gain (loss)	(41,807,369)	32,337,636	(107,938,916)	147,385,149
Net increase (decrease) in net assets resulting from operations	(18,304,360)	54,915,692	(72,523,536)	191,246,854

Distributions to shareholders:
From net investment income
Class A Shares	(11,095)	(3,755)	(1,961)	—
Institutional Shares	(8,541,995)	(8,228,288)	(19,000,269)	(11,583,396)
From net realized gains
Class A Shares	(6,895)	(5,994)	(4,378)	(17,701)
Institutional Shares	(11,596,540)	(11,673,301)	(23,367,537)	(21,947,805)
Total distributions to shareholders	(20,156,525)	(19,911,338)	(42,374,145)	(33,548,902)

From share transactions:
Proceeds from sales of shares	106,090,704	75,496,200	699,357,907	386,507,016
Reinvestment of distributions	19,757,552	19,329,204	41,144,277	32,487,429
Cost of shares redeemed	(35,346,733)	(40,617,222)	(157,637,103)	(83,386,177)
Net increase in net assets resulting from share transactions	90,501,523	54,208,182	582,865,081	335,608,268
TOTAL INCREASE	52,040,638	89,212,536	467,967,400	493,306,220

Net assets:
Beginning of year	373,884,154	284,671,618	1,233,801,159	740,494,939
End of year	$425,924,792	$373,884,154	$1,701,768,559	$1,233,801,159
Undistributed net investment income	$5,147,238	$2,042,671	$12,872,010	$4,343,943

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$11.83	$0.16	$(0.73)	$(0.57)	$(0.21)	$(0.36)	$(0.57)
2015 - Institutional	11.89	0.22	(0.74)	(0.52)	(0.25)	(0.36)	(0.61)
2014 - A	10.64	0.23	1.62	1.85	(0.24)	(0.42)	(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)
2011 - A	8.27	0.18	1.03	1.21	(0.20)	(0.05)	(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$10.69	(4.82)%	$1,729	0.55%	0.66%	1.40%	25%
10.76	(4.29)	424,196	0.17	0.26	1.95	25
11.83	17.92	220	0.60	0.66	2.02	14
11.89	18.29	373,665	0.20	0.26	2.43	14
10.64	13.61	133	0.60	0.68	2.13	40
10.69	14.21	284,539	0.20	0.29	2.49	40
9.73	8.51	127,290	0.60	0.70	2.02	32
9.76	8.79	75,735	0.20	0.30	2.42	32
9.23	14.52	102,498	0.60	0.73	1.91	25
9.27	15.01	65,856	0.20	0.33	2.28	25

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$13.51	$0.09	$(0.69)	$(0.60)	$(0.10)	$(0.23)	$(0.33)
2015 - Institutional	13.48	0.17	(0.71)	(0.54)	(0.18)	(0.23)	(0.41)
2014 - A	11.31	0.20	2.31	2.51	—	(0.31)	(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)
2011 - A	7.84	0.10	1.19	1.29	(0.12)	(0.03)	(0.15)
2011 - Institutional	7.89	0.14	1.19	1.33	(0.15)	(0.03)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.58	(4.39)%	$543	0.56%	0.61%	0.66%	22%
12.53	(3.96)	1,701,226	0.17	0.21	1.31	22
13.51	22.55	235	0.60	0.62	1.56	9
13.48	23.05	1,233,566	0.20	0.22	1.43	9
11.31	18.12	636	0.60	0.64	3.16	36
11.38	18.45	739,859	0.20	0.24	1.34	36
9.78	10.52	243,892	0.60	0.65	1.62	24
9.84	11.02	207,103	0.20	0.25	1.88	24
8.98	16.41	222,002	0.60	0.66	1.05	23
9.04	16.89	147,848	0.20	0.26	1.46	23

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized in accordance with the character that is distributed. Capital gain distributions are recorded as capital gains in the financial statements. Income distributions are recorded in income.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price, or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

The Underlying Funds may invest in unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolios enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — Transfers between levels of the fair value hierarchy, if any, are deemed to have occurred at the beginning of the reporting year. The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2015:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$420,813,549	$—	$—
Fixed Income Underlying Funds	141	—	—
Total	$420,813,690	$—	$—

ENHANCED DIVIDEND GLOBAL EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$537,450	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(320,940)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,682,846,669	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$2,217,198	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(1,319,387)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of August 31, 2015. These instruments were used to meet the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Portfolio	Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Enhanced Dividend Global Equity	Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$537,450	Payable for unrealized loss on forward foreign currency exchange contracts	$(320,940)
Tax-Advantaged Global Equity	Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,217,198	Payable for unrealized loss on forward foreign currency exchange contracts	(1,319,387)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from investments and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	$3,397,347	$322,170	13
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and written options	1,316,420	(303,506)	190
Total		$4,713,767	$18,664	203

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from investments and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments and forward foreign currency exchange contracts	$11,690,247	$1,223,785	13
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and written options	4,715,816	(1,012,267)	631
Total		$16,406,063	$211,518	644

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended August 31, 2015.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least March 31, 2016, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2015, Goldman Sachs advised that it retained front-end sales charges of $2,157 and $177 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired underlying fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$123,328	$216,661	$4,800	$344,789
Tax-Advantaged Global Equity	510,281	151,698	23,564	685,543

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of August 31, 2015, the Portfolios participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2015, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2015, Goldman Sachs earned $5,990 and $20,514 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2015:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2015	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$5,932	$88	$(6,072)	$130	$(78)	$—	$88	$2
Goldman Sachs Emerging Markets Equity Insights Fund	29,186,433	10,042,826	(3,894,680)	(101,010)	(5,890,634)	29,342,935	495,757	220,823
Goldman Sachs High Yield Floating Rate Fund	21,018,068	1,722,133	(22,449,584)	(430,801)	140,212	28	350,978	1,623
Goldman Sachs High Yield Fund	7,008,355	12,083,775	(18,487,008)	(137,845)	(467,164)	113	502,603	328,634
Goldman Sachs International Equity Dividend and Premium Fund	83,055,355	36,495,874	(8,733,473)	(622,395)	(14,845,239)	95,350,122	2,173,772	2,440,589
Goldman Sachs International Small Cap Insights Fund	10,798,254	4,507,816	(1,853,515)	(45,506)	(467,666)	12,939,383	213,200	104,177

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Market Value 08/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2015	Dividend Income	Capital Gain Distributions
Goldman Sachs MLP Energy Infrastructure Fund	21,613,706	9,238,092	(1,269,892)	(22,497)	(7,676,953)	21,882,456	1,000,378	—
Goldman Sachs Small Cap Equity Insights Fund	31,136,768	9,495,973	(5,707,074)	585,755	11,089	35,522,511	120,462	—
Goldman Sachs Tactical Tilt Implementation Fund	—	44,925,942	(459,091)	(1,997)	(746,169)	43,718,685	—	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	151,443,105	59,086,378	(19,949,330)	907,711	(9,430,407)	182,057,457	3,362,516	6,050,300
Total	$355,265,976	$187,598,897	$(82,809,719)	$131,545	$(39,373,009)	$420,813,690	$8,219,754	$9,146,148

Tax-Advantaged Global Equity
	Market Value 08/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2015	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$23,805	$353	$(24,363)	$809	$(604)	$—	$353	$8
Goldman Sachs Emerging Markets Equity Insights Fund	96,836,815	56,912,092	(13,700,032)	(464,946)	(22,435,393)	117,148,536	1,754,483	781,492
Goldman Sachs High Yield Floating Rate Fund	69,805,996	11,450,548	(80,298,344)	(1,409,834)	451,634	—	1,213,415	5,412
Goldman Sachs High Yield Fund	22,905,833	46,150,531	(67,078,402)	(1,617,243)	(360,719)	—	1,746,568	1,095,154
Goldman Sachs International Small Cap Insights Fund	35,248,358	24,753,519	(6,510,355)	(389,654)	(1,178,539)	51,923,329	746,664	364,847

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tax-Advantaged Global Equity (continued)
	Market Value 08/31/2014	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 08/31/2015	Dividend Income	Capital Gain Distributions
Goldman Sachs International Tax-Managed Equity Fund	270,039,648	173,315,365	(37,885,533)	(2,321,850)	(21,422,997)	381,724,633	7,648,251	—
Goldman Sachs MLP Energy Infrastructure Fund	71,770,741	48,987,722	(3,521,924)	(786,086)	(29,211,047)	87,239,406	3,885,367	—
Goldman Sachs Tactical Tilt Implementation Fund	—	181,102,140	(2,144,587)	(2,816)	(3,232,843)	175,721,894	—	—
Goldman Sachs U.S. Tax-Managed Equity Fund	602,864,754	361,889,071	(70,920,158)	(827,898)	(23,916,898)	869,088,871	4,959,963	—
Total	$1,169,495,950	$904,561,341	$(282,083,698)	$(7,819,518)	$(101,307,406)	$1,682,846,669	$21,955,064	$2,246,913

*	Includes reinvestment of distributions.

As of August 31, 2015, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights	5%	21%
Goldman Sachs International Equity Dividend and Premium	27	—
Goldman Sachs International Small Cap Equity Insights	—	5
Goldman Sachs International Tax-Managed Equity	—	93
Goldman Sachs Small Cap Equity Insights	23	—
Goldman Sachs U.S. Equity Dividend and Premium	13	—
Goldman Sachs U.S. Tax-Managed Equity	—	84

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2015 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$187,949,644	$96,280,194
Tax-Advantaged Global Equity	905,577,756	327,888,928

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$8,553,090	$19,012,180
Net long-term capital gains	11,603,435	23,361,965
Total taxable distributions	$20,156,525	$42,374,145

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$10,480,937	$19,296,101
Net long-term capital gains	9,430,401	14,252,801
Total taxable distributions	$19,911,338	$33,548,902

As of August 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$12,759,934	$17,021,525
Undistributed long-term capital gains	3,014,366	5,285,090
Total undistributed earnings	$15,774,300	$22,306,615
Unrealized gains — net	17,747,827	175,553,758
Total accumulated earnings	$33,522,127	$197,860,373

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

As of August 31, 2015, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$403,071,793	$1,507,311,806
Gross unrealized gain	40,878,251	225,859,459
Gross unrealized loss	(23,136,354)	(50,324,596)
Net unrealized security gain	$17,741,897	$175,534,863
Net unrealized gain (loss) on other investments	5,930	18,895
Net unrealized gain	$17,747,827	$175,553,758

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions and underlying fund investments.

	Paid-in Capital	Accumulated Net Realized Gains (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Dividend Global Equity	$—	$(4,011,417)	$4,011,417
Tax-Advantaged Global Equity	(385)	(7,768,742)	$7,769,127

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of August 31, 2015, the Enhanced Dividend Global Equity Portfolio invested 42.7% and 22.4% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

8. OTHER RISKS (continued)

of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of August 31, 2015, the Tax-Advantaged Global Equity Portfolio invested 51.1% and 22.4% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or the Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that a Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio or the Underlying Fund expense ratio.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios and the Underlying Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios and the Underlying Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios and the Underlying Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	153,414	$1,725,270	6,351	$70,389
Reinvestment of distributions	1,570	17,369	878	9,749
Shares redeemed	(11,886)	(129,799)	(1,158)	(13,306)
	143,098	1,612,840	6,071	66,832
Institutional Shares
Shares sold	9,296,716	104,365,434	6,670,280	75,425,811
Reinvestment of distributions	1,795,031	19,740,183	1,733,576	19,319,455
Shares redeemed	(3,090,473)	(35,216,934)	(3,579,364)	(40,603,916)
	8,001,274	88,888,683	4,824,492	54,141,350
NET INCREASE	8,144,372	$90,501,523	4,830,563	$54,208,182

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	26,021	$342,830	— (a)	$5
Reinvestment of distributions	499	6,339	1,458	17,701
Shares redeemed	(752)	(9,466)	(40,326)	(512,579)
	25,768	339,703	(38,868)	(494,873)
Institutional Shares
Shares sold	52,996,009	699,015,077	30,406,848	386,507,011
Reinvestment of distributions	3,238,682	41,137,938	2,639,043	32,469,728
Shares redeemed	(11,983,210)	(157,627,637)	(6,543,993)	(82,873,598)
	44,251,481	582,525,378	26,501,898	336,103,141
NET INCREASE	44,277,249	$582,865,081	26,463,030	$335,608,268

(a)	Amount is less than 0.5 shares.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Portfolios”), portfolios of the Goldman Sachs Trust, at August 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers, and transfer agency of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2015

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2015 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/01/15	Ending Account Value 8/31/15		Expenses Paid for the 6 Months Ended 8/31/15*	Beginning Account Value 3/01/15	Ending Account Value 8/31/15		Expenses Paid for the 6 Months Ended 8/31/15*
Class A
Actual	$1,000	$941.10		$2.64	$1,000	$936.70		$2.64
Hypothetical 5% return	1,000	1,022.48	+	2.75	1,000	1,022.48	+	2.75
Institutional
Actual	1,000	943.70		0.69	1,000	939.30		0.68
Hypothetical 5% return	1,000	1,024.50	+	0.71	1,000	1,024.50	+	0.71

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.54%	0.14%
Tax-Advantaged Global Equity	0.54	0.14

+	Hypothetical expenses are based on each Portfolio's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolios and the underlying funds in which they invest (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(e)	fee and expense information for the Portfolios, including:
(i)	the relative management fee and expense levels of each Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends over time of each Portfolio;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;
(g)	the undertakings of the Investment Adviser to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels;

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Portfolio and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolios and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and the Underlying Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014. The information on each Portfolio’s investment performance was provided for the one-, three-, and five-year periods ending on December 31, 2014. The Trustees also reviewed each Portfolio’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Portfolios’ portfolio management team to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that each Portfolio’s Institutional Shares had outperformed the Portfolio’s respective benchmark index for the one-, three-, and five-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and the Underlying Funds that exceed specified levels, and to waive a portion of its management fee with respect to certain Underlying Funds. They also noted that the Investment Adviser did not manage other types of accounts having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. The Trustees also considered the benefits to GSAL and the Investment Adviser from certain Underlying Funds’ ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to certain Underlying Funds from their participation in the program were greater, as measured by the revenue they received in connection with the program.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2016.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	113	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	113	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	113	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	113	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2015, the Trust consisted of 99 portfolios (90 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GST II, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 13 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Goldman Sachs Trust — Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the fiscal year ended August 31, 2015, 29.31%, and 27.55% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2015, the total amount of income received by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.0343 and $0.0766 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios was 10.53%, and 35.35%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios to such countries was $0.0119, and $0.0075 per share, respectively.

For the fiscal year ended August 31, 2015, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate 92.51% and 77.93%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax Advantaged Global Equity Portfolios designate $11,603,435 and $23,361,965, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2015.

During the fiscal year ended August 31, 2015, the Tax Advantaged Global Equity Portfolio designates $9,950, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Portfolios file their complete schedule of Portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2015 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 171335.MF.TMPL/10/2015/TAGEDGAR-15 / 2K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$393,839	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $506,839 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 5, 2015